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                                                            EXHIBIT (O); PAGE 1

                               WARRANT NO. E-1034

        THIS WARRANT, AND THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS WARRANT AND/OR THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO HOH WATER TECHNOLOGY CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                        _________________________________

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                        HOH WATER TECHNOLOGY CORPORATION
                        _________________________________

        This is to Certify that, FOR VALUE RECEIVED, ANTHONY M. FRANK, or assigns, ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from HOH WATER TECHNOLOGY CORPORATION, a California corporation ("Company"), Fourty Thousand (40,000) fully paid, validly issued and nonassessable shares of Common Stock, $0.01 par value, of the Company ("Common Stock") at any time or from time to time during the period from the date hereof until the first to occur to (i) the exercise by HOH of Right provided in and defined in Section 3(b) of that certain Master Agreement between HOH and Electropure, Inc., a California corporation, dated July 29, 1992, or (ii) 5:00 P.M. Los Angeles City Time on January 31, 1998 (the "Exercise Period") at an initial exercise price equal to $0.05 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

        (A) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time during the Exercise Period, and during the Exercise Period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such